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                                                                EXHIBIT 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form SB-2 of our report, dated March 25, 1997, except for Note 4, as to which the date is April 29, 1997, relating to the financial statements of Advanced UroScience, Inc. We also consent to the reference to our Firm under the captions "Experts" and "Selected Financial Data" in the Prospectus.


Minneapolis, Minnesota
October 9, 1997